Exhibit 99.1

InfuSystem Holdings, Inc. 3851 W. Hamlin Road Rochester Hills, MI 48309 248-291-1210

FOR IMMEDIATE RELEASE
CONTACT:    Barry Steele
Chief Financial Officer
248-260-2211

Ambulatory Infusion Pumps used in Pain Management Business by InfuSystem to Receive Separate Payment Under NOPAIN Act Starting January 1, 2026

Rochester Hills, Michigan, December 10, 2025 - InfuSystem Holdings, Inc. (NYSE American: INFU) (“InfuSystem” or the “Company”), a leading national health care service provider, facilitating outpatient care for durable medical equipment manufacturers and health care providers, announced today that the Centers for Medicare and Medicaid Services (“CMS”) has added two of the electronic infusion pumps currently utilized by the Company within its Pain Management services business to the list of qualifying products for separate payment in conjunction with the Non-Opioids Prevent Addiction in the Nation (“NOPAIN”) Act. The NOPAIN Act mandates that CMS provide separate payment for qualified non-opioid treatments through December 31, 2027 when provided with a covered surgical procedure. This payment may now be available to InfuSystem’s current and potential Pain Management customers for certain patients. This initiative is part of a broader strategy by CMS to combat the opioid crisis by promoting safer pain management alternatives. The two pumps are the CADD-SolisTM manufactured by ICU Medical, Inc., and Eitan Medical’s SapphireTM pump.

Carrie Lachance, InfuSystem CEO, commented on the decision, stating, “We are very glad to see that CMS has expanded upon its initial decision from last year and acknowledged that electronic infusion pumps such as the CADD-SolisTM and the SapphireTM are effective non-opioid options for reducing opioid use after surgery. We will continue to work in partnership with healthcare providers and device manufacturers to advocate for proven non-opioid treatments for pain.”

Ms. Lachance continued, “This rule change, together with the approved reimbursement, has the potential to act as a catalyst for volume growth in our Pain Management business by encouraging health care providers to consider adding our service to their formulary. However, our forward outlook will continue to be tempered until we gain further understanding surrounding the requirements for reimbursement and until we see adoption by our current and potential customers. We will continue to work closely with these customers on this opportunity and will provide updates should we see any material new developments.”

The New Rule

On November 25, 2025, CMS issued its final Medicare Hospital Outpatient Prospective Payment System (OPPS) and Medicare Ambulatory Surgical Center (ASC) Payment System rule for 2026. This rule, effective January 1, 2026, implements the NOPAIN Act that mandates separate Medicare payment for qualifying non-opioid drugs and devices.

The NOPAIN Act, passed as part of the Consolidated Appropriation Act of 2023, aims to increase patient access to non-opioid drugs and devices used to manage pain in Hospital Outpatient (HOPD) and ASC settings by providing additional Medicare reimbursement for qualifying non-opioid items.

In the final rule, CMS confirmed that the CADD-SolisTM infusion pump manufactured by ICU Medical, and used by InfuSystem for the majority of its Pain Management services business, and Eitan Medical’s SapphireTM Infusion Pump, meet qualifying requirements, making them eligible for separate payment under the NOPAIN Act. HOPDs and ASCs that use these products will receive separate Medicare reimbursement in addition to the related APC payments beginning January 1, 2026.

Both the CADD-SolisTM infusion pump and the SapphireTM Infusion pump received a unique, brand-specific Healthcare Common Procedure Coding System (HCPCS) code eligible for separate payment in the HOPD and ASC settings. This decision by CMS is a pivotal step towards enhancing access to clinically proven non-opioid treatments for Medicare beneficiaries in HOPD and ASC settings.

The payment limitation calculated and published by CMS is up to $1,997.16. The new unique HCPCS code C9815 for the CADD-SolisTM Infusion pump and C9811 for Eitan’s SapphireTM pump can be used on claim submissions for services rendered beginning on January 1, 2026.

The NOPAIN Act mandates that CMS provide separate payment for qualified non-opioid treatments through December 31, 2027 when provided with a covered surgical procedure. The CADD-SolisTM and SapphireTM infusion pumps will now accompany other ambulatory infusion pain pumps previously included under this policy, which aims to reduce reliance on opioids in postoperative care. CMS will review and approve eligible products on an annual basis during the 3-year program. This initiative is part of a broader strategy by CMS to combat the opioid crisis by promoting safer pain management alternatives.

About InfuSystem Holdings, Inc.

InfuSystem Holdings, Inc. (NYSE American: INFU), is a leading national health care service provider, facilitating outpatient care for durable medical equipment manufacturers and health care providers. INFU services are provided under a two-platform model. The first platform is Patient Services, providing the last-mile solution for clinic-to-home healthcare where the continuing treatment involves complex durable medical equipment and services. The Patient Services segment is comprised of the Oncology, Pain Management and Wound Therapy businesses. The second platform, Device Solutions, supports the Patient Services platform and leverages strong service orientation to win incremental business from its direct payer clients. The Device Solutions segment is comprised of direct payer rentals, pump and consumable sales, and biomedical services and repair. Headquartered in Rochester Hills, Michigan, the Company delivers local, field-based customer support and also operates Centers of Excellence in Michigan, Kansas, California, Massachusetts, Texas and Ontario, Canada.

Forward-Looking Statements

Certain statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as statements relating to future actions, business plans, strategic partnerships, growth initiatives, objectives and prospects, future operating or financial performance, guidance and expected new business relationships and the terms thereof (including estimated potential revenue under new or existing contracts). The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “goal,” “expect,” “strategy,” “future,” “likely,” variations of such words, and other similar expressions, as they relate to the Company, are intended to identify forward-looking statements. Forward-looking statements are subject to factors, risks and uncertainties that could cause actual results to differ materially, including, but not limited to, our ability to successfully execute on our growth initiatives and strategic partnerships, our ability to enter into definitive agreements for new business relationships on expected terms or at all, our ability to generate estimated potential revenue amounts under new or existing contracts, our dependence on estimates of collectible revenue, potential litigation, changes in third-party reimbursement processes, changes in law, global financial conditions and recessionary risks, rising inflation and interest rates, supply chain disruptions, systemic pressures in the banking sector, including disruptions to credit markets, the Company’s ability to remediate its previously disclosed material weakness in internal control over financial reporting, contributions from acquired businesses or new business lines, products or services and other risk factors disclosed in the Company’s most recent annual report on Form 10-K and, to the extent applicable, quarterly reports on Form 10-Q. Our strategic partnerships are subject to similar factors, risks and uncertainties. All forward-looking statements made in this press release speak only as of the date hereof. We do not undertake any obligation to update any forward-looking statements to reflect future events or circumstances, except as required by law.

Additional information about InfuSystem Holdings, Inc. is available at www.infusystem.com.

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